SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                        Report Under Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934

                       Current Report As Of June 26, 2006

                         Commission File Number 0-26999

                         GARB OIL AND POWER CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

           UTAH                                                  87-0296694
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(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

                        1588 South Main Street, Suite 200
                           Salt Lake City, Utah 84115
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                    (Address of principal executive offices)


        Registrant's telephone number including area code (801)832-9865


                                      N/A
                  --------------------------------------------
                  Former Address, if changed since last report.


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act.

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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Item 3.02 Unregistered sales of Equity Securities.

         By an oral agreement on June 26, 2006, the Company issued 300,000 shares of its common stock to Bill Vee Anderson for $15,000 in an isolated transaction. The shares were issued from the Company's authorized shares. The proceeds were and will be used for working capital. The certificates bore a restricted legend.


Item 8.01 Other Events.

         On June 26, 2006, the Company caused to be issued to Garbalizer Corporation, 2,107,782 shares of the Company's common stock. Previously, the Company borrowed the shares from Garbalizer pursuant to several oral agreements and the shares were used for different corporate purposes. Previously, the Company described these transactions in reports filed on Form 8-K with the Securities and Exchange Commission and the Information Statement sent to shareholders in late April 2006.

         On June 26, 2006, the Company entered into a 30-day loan agreement with Bill Vee Anderson in the amount of $12,300. The obligation is payable on or about July 26, 2006, and bears interest at the rate of five per cent (5%)per annum. The funds were used to repay an outstanding loan obligation. Mr. Anderson is an officer and a director of the Corporation. For both transactions the directors considered alternative sources for the purchase of shares or financing and concluded that the terms of the transactions with Mr. Anderson were at a minimum as favorable as opportunities available from other sources. The Company anticipates paying this obligation to Mr. Anderson from funds it will receive from its operations. The note with Mr. Anderson is attached as an Exhibit.


Item 9.01 Financial Statement and Exhibits.

Exhibit
 No.            Description                                   Location
 ---            -----------                                   --------

3.1       Article of Incorporation                       Previously Filed
                                                         Form 10, No. 0-14859.

3.2      Bylaws                                          Previously filed.
                                                         (Form 10)

10.1     Employment Agreement with John                  Previously filed.
         Brewer.                                         (Form 10)

10.2     Agreement with Giant Tire                       Previously filed.
         Recyclers, Inc.                                 (10-KSB, 6-30-97)

10.3     Project Development and                         Previously filed.
         Construction Agreement with                     (8-K, 5-11-98)
         Trenergy, Inc.

10.4     Extension Agreement with Giant                  Previously filed.
         Tire Recyclers, Inc.                            (10-KSB, 6-30-01)

10.5     Agreement between Garbalizer                    Previously filed.
         Corporation and the Company.                    (10-KSB, 6-30-04)

10.6     Employment Agreement with Louis                 Previously filed.
         J. Zant. (8-K, 6-21-05)

10.7     Loan agreement between the Company              Previously filed.
         and W. E. Hamilton Family                       (8-K, 2-3-06)
         Corporation dated April 4, 2002,
         for $25,000.

10.8     Loan agreement between the Company              Previously Filed.
         and John Wright dated 1/21/03 for               (8-K, 2-3-06)
         $10,000.

10.9     Loan agreement between the Company              Previously Filed.
         and John Wright dated 3/26/03 for               (8-K, 2-3-06)
         $5,000.

10.10    Loan agreement between the Company              Previously Filed.
         and John Wright dated 7/15/03 for               (8-K, 2-3-06)
         $5,000.

10.11    Loan agreement between the Company              Previously Filed
         and Robert Taylor dated 5/10/05 for             (8-K, 2-3-06)
         $35,000.

10.12    Loan Agreement between the Company              Previously Filed.
         and Rodaric Group, LLC dated 5/19/05            (8-K, 2-3-06)
         for $40,000.

10.13    Loan Agreement between the Company              Previously Filed.
         and Frank Gillen dated 6/13/05 for              (8-K, 2-3-06)
         $87,000.

10.14    Loan Agreement between the Company              Previously Filed.
         and Rodaric Group, LLC, dated                   (8-K, 2-3-06)
         10/17/05 for $140,578.

10.15    Loan Agreement between the Company              Previously Filed.
         and LTD II Enterprises dated 1/6/06             (8-K, 2-3-06)
         for $50,000.

10.16    Employment agreement between the                Previously Filed.
         Company and Matthew Shepherd dated              (8-K, 2-3-06)
         January 9, 2006.

10.17    Loan Agreement between the Company              Filed herewith
         and Bill Vee Anderson dated 6/26/06
         for $12,300.

21.1     List of Subsidiaries                            Previously filed.
                                                        (10-KSB, 6-30-95)


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date June 28, 2006

Garb Oil and Power Corporation


By /s/ John Brewer
  -----------------------
John Brewer
Chief Executive Officer

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